Exhibit 10.4(a)

June 1, 2016

Rabar Market Research, Inc.

10 Bank Street, Suite 830

White Plains, New York 10606-1933

Attention: Paul Rabar

Re:    Management Agreement Renewals

Dear Mr. Rabar

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2017 and all other provisions of the Management Agreements will remain unchanged.

•	Rabar Master Fund L.P.

•	Westport Futures Fund L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Patrick T. Egan at 522 Fifth Avenue – 7th Floor, New York, NY 10036 or fax to 866-428-9026. If you have any questions, I can be reached at 212-296-6808 or contact Jack Yuen at 212-296-1320.

Very truly yours,

CERES MANAGED FUTURES LLC

By:	/s/ Patrick T. Egan

Patrick T. Egan

President and Director

RABAR MARKET RESEARCH, INC.

By:	/s/ Paul Rabar

Print Name:	Paul Rabar
PE/kg